As filed with the Securities and Exchange Commission on September 29, 2025.

Registration Statement No. 333-290510

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 to

FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

La Rosa Holdings Corp.

(Exact name of Registrant as specified in its charter)

Nevada	001-41588	87-1641189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

(321) 250-1799

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Joseph La Rosa

Chief Executive Officer and President
La Rosa Holdings Corp.

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

(321) 250-1799

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Ross D. Carmel, Esq.

Barry P. Biggar, Esq.

Anna Chaykina, Esq.

Sichenzia Ross Ference Carmel LLP

1185 Ave of the Americas, 31st Floor

New York, New York 10036

(212) 930-9700

Approximate date of commencement of proposed sale to the public:

From time to time after this Registration Statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

La Rosa Holdings Corp. is filing this Amendment No. 1 to its Registration Statement on Form S-1 (File No. 333-290510) (the “Registration Statement”) as an exhibits-only filing to include Exhibits 10.200 and 10.201. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

1

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibit and Financial Statement Schedules

(a) Exhibits.

The exhibit index attached hereto is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Reorganization Agreement And Plan of Share Exchange dated July 22, 2021 by and among La Rosa Holdings Corp., La Rosa Coaching, LLC, La Rosa CRE, LLC, La Rosa Franchising, LLC, La Rosa Property Management, LLC, and La Rosa Realty, LLC. (incorporated by reference to Exhibit 10.3 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
3.1	Articles of Incorporation of La Rosa Holdings Corp. (incorporated by reference to Exhibit 3.1 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
3.2	Amended and Restated Articles of Incorporation of La Rosa Holdings Corp. (incorporated by reference to Exhibit 3.2 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
3.3	Bylaws of La Rosa Holdings Corp. (incorporated by reference to Exhibit 3.3 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
3.4	Certificate of Amendment to Articles of Incorporation for 3.5 for 1 reverse stock split (incorporated by reference to Exhibit 3.4 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
3.5	Certificate of Correction of Certificate of Amendment to Articles of Incorporation for 10 for 1 reverse stock split (incorporated by reference to Exhibit 3.5 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
3.6	Certificate Of Designations, Preferences And Rights Of Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.6 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 26, 2023).
3.7	Certificate of Amendment to Articles of Incorporation for 2 for 1 forward stock split (incorporated by reference to Exhibit 3.7 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 26, 2023).
3.8	Certificate of Amendment to Articles of Incorporation on increase of authorized stock (incorporated by reference to Exhibit 3.8 of the Company’s Registration Statement on Form S-1 (File No. 284962) filed with the SEC as of June 27, 2025).
3.9	Certificate of Designation of Series B Convertible Preferred Stock of the Company (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the SEC as of June 20, 2025)
3.10	Certificate of Amendment to Amended and Restated Articles of Incorporation of La Rosa Holdings Corp., filed on July 2, 2025 (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the SEC as of July 8, 2025).
3.11	Certificate of Correction of the Company filed on July 14, 2025 to the Certificate of Designation of Series B Convertible Preferred Stock of the Company (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2025).
4.1	Form of Common Stock certificate (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
4.2	Warrant issued to Exchange Listing, LLC (incorporated by reference to Exhibit 4.3 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
4.3	Representative Warrant dated as of October 12, 2023, issued by the Company to Alexander Capital L.P. (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of October 13, 2023).
4.4	Form of 13% OID Senior Secured Promissory Note (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of April 5, 2024).
4.5	Form of First Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the SEC as of April 5, 2024).
4.6	Form of Second Warrant (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed with the SEC as of April 5, 2024).
4.7	Common Stock Purchase Warrant dated February 20, 2024 issued to Alexander Capital L.P.(incorporated by reference to Exhibit 4.9 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
4.8	Form of Warrant issued by the Company on August 12, 2025 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of August 13, 2024).
4.9	Form of Global Amendment to the Notes, dated September 25, 2024 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of October 1, 2024).
4.10	Form of Promissory Note dated September 27, 2024 (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the SEC as of October 1, 2024).
4.11	Form of Promissory Note, dated October 3, 2024 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of October 4, 2024).
4.12	Form of Warrant issued by the Company on November 1, 2024 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of November 7, 2024)
4.13	Form of Waiver to the Notes, dated January 8, 2025 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of January 10, 2025)
4.14	Form of Amendment No,1 to Waiver, dated January 22, 2025 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of January 22, 2025)

4.15	Form of Senior Secured Convertible Note (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
4.16	Form of Incremental Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
4.17	Form of the Waiver, dated April 23, 2025, to the Senior Secured Convertible Note, issued on February 4, 2025 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of April 25, 2025)
4.18	Form of Amendment No. 1, dated June 26, 2025, to the Senior Secured Convertible Note, dated February 4, 2025. (incorporated by reference to Exhibit 4.18 of the Company’s Registration Statement on Form S-1 (File No. 284962) filed with the SEC as of June 27, 2025).
4.19	Form of Amendment No. 1, dated June 26, 2025, to the Senior Secured Convertible Note, dated February 4, 2025 (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of July 2, 2025).
5.1*	Legal Opinion of Sichenzia Ross Ference Carmel LLP
10.1#	2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.2#	Form of Stock Option Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.3#	Employment Agreement by and between La Rosa Holdings Corp. and Alex Santos, dated January 10, 2022 (incorporated by reference to Exhibit 10.3 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.4#	Form of Employment Agreement by and between La Rosa Holdings Corp. and Joseph La Rosa dated November 1, 2021 (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.5#	Director Agreement by and between La Rosa Holdings Corp. and Thomas Stringer (incorporated by reference to Exhibit 10.6 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.6#	Director Agreement by and between La Rosa Holdings Corp. and Jodi R. White (incorporated by reference to Exhibit 10.7 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.7#	Director Agreement by and between La Rosa Holdings Corp. and Michael La Rosa (incorporated by reference to Exhibit 10.8 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.8#	Director Agreement by and between La Rosa Holdings Corp. and Ned L. Siegel (incorporated by reference to Exhibit 10.9 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.9	Form of Convertible Note Purchase Agreement (incorporated by reference to Exhibit 10.10 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.10	Convertible Promissory Note by La Rosa Holdings Corp. to Rodney and Jennifer Bosley dated August 18, 2021 (incorporated by reference to Exhibit 10.11 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.11	Convertible Promissory Note by La Rosa Holdings Corp. to Capital Pro LLC dated July 22, 2021 (incorporated by reference to Exhibit 10.12 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.12	Convertible Promissory Note by La Rosa Holdings Corp. to Andres L. Hebra dated July 22, 2021 (incorporated by reference to Exhibit 10.13 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.13	Convertible Promissory Note by La Rosa Holdings Corp. to ROI Funding LLC dated July 22, 2021 (incorporated by reference to Exhibit 10.14 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.14	Convertible Promissory Note by La Rosa Holdings Corp. to Nadia Tattrie dated August 27, 2021 (incorporated by reference to Exhibit 10.15 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.15	Convertible Promissory Note by La Rosa Holdings Corp. to Sonia Fuentes-Blanco dated September 14, 2021 (incorporated by reference to Exhibit 10.16 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.16	Convertible Promissory Note by La Rosa Holdings Corp. to Patricia Jacome dated August 16, 2021 (incorporated by reference to Exhibit 10.17 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.17	Convertible Promissory Note by La Rosa Holdings Corp. to Reyex Consulting, LLC dated October 12, 2021 (incorporated by reference to Exhibit 10.18 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).

10.18	Convertible Promissory Note by La Rosa Holdings Corp. to Anderson Correa dated October 11, 2021 (incorporated by reference to Exhibit 10.19 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.19	Convertible Promissory Note by La Rosa Holdings Corp. to Katherine Lemieux dated October 15, 2021 (incorporated by reference to Exhibit 10.20 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.20	Convertible Promissory Note by La Rosa Holdings Corp. to Luz Josanny Colon dated September 28, 2021 (incorporated by reference to Exhibit 10.21 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.21	Convertible Promissory Note by La Rosa Holdings Corp. to Junior A. Morales Barreto dated October 15, 2021 (incorporated by reference to Exhibit 10.22 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.22	Promissory Note by La Rosa Holdings Corp. to ELP Global, PLLC dated July 15, 2021 (incorporated by reference to Exhibit 10.23 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.23	Convertible Promissory Note by La Rosa Holdings Corp. to Michael Kerns dated October 15, 2021 (incorporated by reference to Exhibit 10.24 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.24	Convertible Promissory Note by La Rosa Holdings Corp. to Seana Abdelmajid dated October 20, 2021 (incorporated by reference to Exhibit 10.25 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.25	Convertible Promissory Note by La Rosa Holdings Corp. to Milton Ocasio LLC dated September 28, 2021 (incorporated by reference to Exhibit 10.26 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.26	Convertible Promissory Note by La Rosa Holdings Corp. to Gihan Awad dated October 12, 2021 (incorporated by reference to Exhibit 10.27 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.27	Franchise disclosure document of La Rosa Franchising, LLC dated March 2, 2020, and template Franchise Agreement (incorporated by reference to Exhibit 10.28 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.28	Capital Market Advisory Agreement by and between La Rosa Realty Corp. and Exchange Listing, LLC dated May 12, 2021 (incorporated by reference to Exhibit 10.29 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.29	Lease Agreement by and between Crosscreek Village Station LLC and La Rosa Realty, LLC dated August 2, 2018, for office space located at Crosscreek Village shopping center, St. Cloud Florida (incorporated by reference to Exhibit 10.30 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.30	Lease Agreement by and between LJR Partners LLC and La Rosa Realty, LLC dated May 28, 2021, for office space located at 377-381 N. Krome Avenue, Homestead, Florida (incorporated by reference to Exhibit 10.31 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.31	Lease Agreement by and between Baez-Pavon Ins Group LLC and La Rosa Realty, LLC dated November 16, 2021, for office space located at 3388 Magic Oak LN, Sarasota, Florida (incorporated by reference to Exhibit 10.32 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.32	Amendment to Capital Market Advisory Agreement dated December 16, 2021 (incorporated by reference to Exhibit 10.33 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.33	Convertible Promissory Note by La Rosa Holdings Corp. to Norkis Fernandez dated October 15, 2021 (incorporated by reference to Exhibit 10.34 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.34	Convertible Promissory Note by La Rosa Holdings Corp. to Shakyra Cortez dated December 13, 2021 (incorporated by reference to Exhibit 10.35 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.35	Convertible Promissory Note by La Rosa Holdings Corp. to Randy Vasquez dated December 18, 2021 (incorporated by reference to Exhibit 10.36 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.36	Convertible Promissory Note by La Rosa Holdings Corp. to Victor Cruz dated January 7, 2022 (incorporated by reference to Exhibit 10.37 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).

10.37	(Consulting) Agreement dated January 10, 2022 between La Rosa Holdings Corp. and Bonilla Opportunity Fund I Ltd. (incorporated by reference to Exhibit 10.45 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
10.38	Stock Purchase Agreement dated as of January 10, 2022 between Bonilla Opportunity Fund I Ltd. and La Rosa Holdings Corp. (incorporated by reference to Exhibit 10.46 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
10.39	Renewal Note due April 30, 2022 by La Rosa Realty Corp. to ELP Global PLLC dated March 10, 2022 (incorporated by reference to Exhibit 10.47 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
10.40	Agent Incentive Plan (incorporated by reference to Exhibit 10.48 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
10.41	Note due December 31, 2021 by La Rosa Realty Corp. and ELP Global PLLC dated July 15, 2021 (incorporated by reference to Exhibit 10.50 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
10.42	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated February 25, 2022 (incorporated by reference to Exhibit 10.51 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
10.43	Amendment dated April 14, 2022 to the Promissory Note by La Rosa Holdings Corp. to ELP Global, PLLC dated July 15, 2021 (incorporated by reference to Exhibit 10.54 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
10.44	Convertible Promissory Note by La Rosa Holdings Corp. to Peter Lopez dated February 22, 2022 (incorporated by reference to Exhibit 10.55 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
10.45	Amendment No. 1 to La Rosa Holdings Corp. 2022 Agent Incentive Plan dated April 26, 2022 (incorporated by reference to Exhibit 10.56 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.46#	Form of Amended Employment Agreement by and between La Rosa Holdings Corp. and Joseph La Rosa dated April 29, 2022 (incorporated by reference to Exhibit 10.57 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.47	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated April 29, 2022 (incorporated by reference to Exhibit 10.58 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.48	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated May 17, 2022 (incorporated by reference to Exhibit 10.59 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
10.49	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated June 29, 2022 (incorporated by reference to Exhibit 10.63 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of August 3, 2022).
10.50	Amendment to Capital Market Advisory Agreement by and between La Rosa Holdings Corp. and Exchange Listing, LLC dated July 1, 2022 (incorporated by reference to Exhibit 10.65 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of August 3, 2022).
10.51	Amendment to (Consulting) Agreement by and between La Rosa Holdings Corp. and Bonilla Opportunity Fund I Ltd. dated July 20, 2022 (incorporated by reference to Exhibit 10.66 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of August 3, 2022).
10.52#	Form of Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.67 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of August 3, 2022).
10.53#	Form of Amendment to Restricted Stock Unit Agreement (incorporated by reference to Exhibit 10.68 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of August 3, 2022).
10.54	Form of Extension Agreement to Note Purchase Agreement (incorporated by reference to Exhibit 10.69 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of August 3, 2022).
10.55	Form of Debt Exchange Agreement (incorporated by reference to Exhibit 10.70 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of August 3, 2022).
10.56	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated July 28, 2022 (incorporated by reference to Exhibit 10.71 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of October 12, 2022).
10.57	Amendment dated August 22, 2022 to the Promissory Note by La Rosa Holdings Corp. to ELP Global, PLLC dated July 15, 2021 (incorporated by reference to Exhibit 10.57 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.58	Capital Market Advisory Agreement by and between La Rosa Realty Corp. and Exchange Listing, LLC dated July 1, 2022 (incorporated by reference to Exhibit 10.73 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of October 12, 2022).

10.59	Unsecured Subordinated Promissory Note No. A-1 between La Rosa Holdings Corp. and Gina Salerno dated August 22, 2022 (incorporated by reference to Exhibit 10.74 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of October 12, 2022).
10.60	Unsecured Subordinated Promissory Note between La Rosa Holdings Corp. and Joseph La Rosa dated October 3, 2022 (incorporated by reference to Exhibit 10.81 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of October 12, 2022).
10.61	Convertible Promissory Note by La Rosa Holdings Corp. to Gemma and Whitfield Pressinger dated October 5, 2022 (incorporated by reference to Exhibit 10.83 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.62	Convertible Promissory Note by La Rosa Holdings Corp. to Misael Ortega dated October 7, 2022 (incorporated by reference to Exhibit 10.84 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.63#	Form of Employment Agreement by and between La Rosa Holdings Corp. and Kent Metzroth dated November 1, 2022 (incorporated by reference to Exhibit 10.85 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.64	Amendment No. 1 dated October 28, 2022 to the Unsecured Subordinated Promissory Notes by La Rosa Holdings Corp. to Joseph La Rosa dated February 25, 2022, dated April 29, 2022, dated May 17, 2022, dated June 29, 2022, dated July 28, 2022, dated October 3, 2022. (incorporated by reference to Exhibit 10.86 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.65	Amendment dated October 30, 2022 to the Promissory Note by La Rosa Holdings Corp. to ELP Global, PLLC dated July 15, 2021 (incorporated by reference to Exhibit 10.87 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.66	Form of Extension Agreement dated October 25, 2022 to a Note Purchase Agreement (incorporated by reference to Exhibit 10.88 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.67	Form of Second Extension Agreement October 25, 2022 to a Note Purchase Agreement (incorporated by reference to Exhibit 10.89 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.68	Securities Purchase Agreement by and between La Rosa Holdings Corp. and Named Investors dated November 14, 2022 (incorporated by reference to Exhibit 10.90 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.69	Senior Secured Convertible Promissory Note by and between La Rosa Holdings Corp. and Emmis Capital II, LLC dated November 14, 2022 (incorporated by reference to Exhibit 10.91 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.70	Pledge and Security Agreement by and between La Rosa Holdings Corp. and Emmis Capital II, LLC dated November 14, 2022 (incorporated by reference to Exhibit 10.92 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.71	Common Share Purchase Warrant by and between La Rosa Holdings Corp. and Emmis Capital II, LLC dated November 14, 2022 (incorporated by reference to Exhibit 10.93 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.72#	Amendment No. 1 dated November 14, 2022 to the Employment Agreement between La Rosa Holdings Corp. and Kent Metzroth dated November 1, 2022 (incorporated by reference to Exhibit 10.94 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of December 14, 2022).
10.73	Convertible Original Issue Discount Promissory Note by and between La Rosa Holdings Corp. and Joseph La Rosa dated December 2, 2022 (incorporated by reference to Exhibit 10.95 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of January 6, 2023).
10.74	Common Stock Purchase Warrant by and between La Rosa Holdings Corp. and Joseph La Rosa dated December 2, 2022. (incorporated by reference to Exhibit 10.96 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of January 6, 2023).
10.75	Form of Debt Exchange Agreement (incorporated by reference to Exhibit 10.97 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 26, 2023).
10.76	Amendment No. 2 dated February 16, 2023 to Unsecured Subordinated Promissory Note No. A-1 between La Rosa Holdings Corp. and Gina Salerno dated August 22, 2022 (incorporated by reference to Exhibit 10.99 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 26, 2023).
10.77	Form of Series A Preferred Stock Purchase Agreement (incorporated by reference to Exhibit 10.100 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 26, 2023).
10.78	Debt Exchange Agreement between La Rosa Holdings Corp. and Joseph La Rosa dated March 27, 2023 (incorporated by reference to Exhibit 10.101 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 26, 2023).

10.79	Share vesting, cancelation and reissuance agreement by and between La Rosa Holdings Corp., Bonilla Opportunity Fund I, LTD, CGB-TRUST-1001-01/13/22 and ELG Trust 1004-09/01/13, dated December 8, 2022 (incorporated by reference to Exhibit 10.102 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of May 19, 2023).
10.80#	Amendment dated May 17, 2023 to the Employment Agreement between La Rosa Holdings Corp. and Kent Metzroth dated November 1, 2022 (incorporated by reference to Exhibit 10.103 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of May 19, 2023).
10.81#	Amendment dated May 17, 2023 to the Amended and Restated Employment Agreement between La Rosa Holdings Corp. and Joseph LaRosa dated April 29, 2022 (incorporated by reference to Exhibit 10.104 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of May 19, 2023).
10.82	Amendment No. 1 dated May 18, 2023 to the Share Vesting, Cancelation and Reissuance Agreement between La Rosa Holdings Corp., Bonilla Opportunity Fund I, LTD, CGB-TRUST-1001-01/13/22 and ELG Trust 1004-09/01/13 dated December 8, 2022. (incorporated by reference to Exhibit 10.105 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of May 19, 2023).
10.83	Amendment No. 2 dated June 8, 2023 to the Share Vesting, Cancelation and Reissuance Agreement between La Rosa Holdings Corp., Bonilla Opportunity Fund I, LTD, CGB-TRUST-1001-01/13/22 and ELG Trust 1004-09/01/13 dated December 8, 2022 (incorporated by reference to Exhibit 10.106 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 21, 2023).
10.84	Extension agreement between Emmis Capital II, LLC and La Rosa Holdings Corp. dated June 21, 2023 (incorporated by reference to Exhibit 10.107 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 21, 2023).
10.85	Lease Extension Agreement between La Rosa Realty, LLC and LJR Partners, LLC dated May 10, 2023 (incorporated by reference to Exhibit 10.108 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of July 14, 2023).
10.86	Amendment No. 3 dated July 12, 2023 to Unsecured Subordinated Promissory Note No. A-1 between La Rosa Holdings Corp. and Gina Salerno dated August 22, 2022 (incorporated by reference to Exhibit 10.109 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of July 14, 2023).
10.87	Amendment No. 4 dated August 25, 2023 to Unsecured Subordinated Promissory Note No. A-1 between La Rosa Holdings Corp. and Gina Salerno dated August 22, 2022 (incorporated by reference to Exhibit 10.110 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of September 1, 2023).
10.88	Standard Merchant Cash Advance Agreement between La Rosa Holdings Corp. and Cedar Advance LLC dated July 3, 2023 (incorporated by reference to Exhibit 10.111 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of September 1, 2023).
10.89#	Amendment dated August 14, 2023 to the Employment Agreement between La Rosa Holdings Corp. and Kent Metzroth dated November 1, 2022 (incorporated by reference to Exhibit 10.112 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of September 1, 2023).
10.90	Stock Purchase Agreement dated as of January 6, 2022 by and among La Rosa Holdings Corp. and Norkis Fernandez and La Rosa Realty Lake Nona, Inc. (incorporated by reference to Exhibit 10.40 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of September 12, 2023).
10.91	Amendment dated September 15, 2022 to Stock Purchase Agreement dated January 6, 2022 by and among La Rosa Holdings Corp. and La Rosa Realty Lake Nona, Inc. (incorporated by reference to Exhibit 10.75 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of September 12, 2023).
10.92	Membership Interest Purchase Agreement dated as of December 21, 2021 by and among La Rosa Holdings Corp. and Maria Flores-Garcia and Horeb Kissimmee Realty LLC (incorporated by reference to Exhibit 10.43 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of September 12, 2023).
10.93	Amendment dated September 15, 2022 to Membership Interest Purchase Agreement dated December 21, 2021 by and among La Rosa Holdings Corp. and Horeb Kissimmee Realty, LLC (incorporated by reference to Exhibit 10.78 of the Company’s S-1 (File No. 333-264372) filed with the SEC as of October 12, 2022).
10.94#	Amendment No. 2 dated December 7, 2023 to Amended and Restated Employment Agreement between La Rosa Holdings Corp. and Joseph La Rosa dated April 29, 2022 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of December 8, 2023).
10.95	Membership Interest Purchase Agreement dated as of December 12, 2023 by and among La Rosa Holdings Corp., La Rosa Realty CW Properties, LLC and the CWP Selling Member. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of December 18, 2023).
10.96	Membership Interest Purchase Agreement dated as of December 13, 2023 by and among La Rosa Holdings Corp., La Rosa Realty Premier, LLC and the Premier Selling Member. (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of December 18, 2023).

10.97	Form of a Leak-Out Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of December 18, 2023).
10.98	Membership Interest Purchase Agreement dated as of December 20, 2023 by and among La Rosa Holdings Corp., La Rosa Realty Orlando, LLC and the Selling Members (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of December 27, 2023).
10.99	Form of a Leak-Out Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of December 27, 2023).
10.100	Form of membership Interest Purchase Agreement dated as of December 28, 2023 by and among La Rosa Holdings Corp., La Rosa Realty North Florida, LLC and the Selling Member (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of January 4, 2024).
10.101	Form of a Leak-Out Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of January 4, 2024).
10.102#	Employment agreement between Deana La Rosa and La Rosa Holdings Corp. dated January 31, 2024 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of February 1, 2024).
10.103#	Amendment dated February 1, 2024 to the employment agreement between Kent Metzroth and La Rosa Holdings Corp. dated November 1, 2022 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of February 1, 2024).
10.104	Membership Interest Purchase Agreement dated as of February 21, 2024 by and among La Rosa Holdings Corp., La Rosa Realty Winter Garden LLC and the Selling Members (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of February 23, 2024).
10.105	Form of a Leak-Out Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of February 23, 2024).
10.106	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of February 26, 2024).
10.107	Form of Security Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of February 26, 2024).
10.108	Form of Senior Secured Promissory Note (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of February 26, 2024).
10.109	Form of First Warrant (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the SEC as of February 26, 2024).
10.110	Form of Second Warrant (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed with the SEC as of February 26, 2024).
10.111	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K filed with the SEC as of February 26, 2024).
10.112	Membership Interest Purchase Agreement dated as of March 7, 2024 by and among La Rosa Holdings Corp., La Rosa Realty Georgia LLC and the Selling Members (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of March 13, 2024).
10.113	Form of a Leak-Out Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of March 13, 2024).
10.114	Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan (incorporated by reference to Exhibit 10.114 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.115	Form of Stock Purchase Agreement dated as of March 15, 2024 by and among La Rosa Holdings Corp., La Rosa Realty California and the Selling Stockholder (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of March 21, 2024).
10.116	Form of a Leak-Out Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of March 21, 2024).
10.117	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of April 5, 2024).
10.118	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of April 5, 2024).
10.119	Form of Security Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of April 5, 2024).
10.120	Form of Commercial Lease Agreement by and between Hayward Area Historical Society and Yeimalis Acevedo-Rasmussen dated November 4, 2021, for office space located at: 22392 Foothill Blvd., Hayward CA 94541(incorporated by reference to Exhibit 10.120 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).

10.121	Form of Lease Agreement by and Between 1146 Vision Holdings LLC and La Rosa Realty LLC dated July 1, 2023, for office space located at: 1420 Celebration Blvd, Suite 101, 103, Celebration, FL 34747 (incorporated by reference to Exhibit 10.121 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.122	Form of Lease Agreement by and between G&L Mast LLC and La Rosa Realty LLC dated February 8, 2024, for office space located at: 3407 Magic Oak Lane, Sarasota, Florida (incorporated by reference to Exhibit 10.122 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.123	Form of Office Lease Agreement by and between TGC MS Phase I North LLC and La Rosa Realty Group LLC dated February 21, 2019, for office space located at: 15500 New Barn Road, Miami Lakes, Miami-Dade County, Florida 33014 (incorporated by reference to Exhibit 10.123 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.124	Form of Lease Agreement by and between La Rosa Realty Georgia LLC and American Capital Properties, LLC, dated April 2, 2024, for office space located at: 3483 Satellite Blvd, Suite 115 South, Duluth, Gwinnett County, Georgia 30096 (incorporated by reference to Exhibit 10.124 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.125	Form of Commercial Lease Agreement by and between Holder Investments, Inc. and La Rosa Realty, LLC, dated March 1, 2024, for office spaces located at: 1165 E Plant St., Unit 8, Winter Garden, Florida 34787 (incorporated by reference to Exhibit 10.125 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.126	Form of Retail Lease Agreement by and between SGO Osceola village, LLC and La Rosa Realty, LLC dated July 13, 2016, for office space located at: 3032 Dyer Blvd., Kissimmee, Florida 34741 (incorporated by reference to Exhibit 10.126 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.127	Form of Assignment, Assumption and Consent Agreement by and among La Rosa Realty, LLC, Horeb Kissimmee Realty LLC, and SGO Osceola Village, LLC dated November 30, 202, for office space located at: 3032 Dyer Blvd., Kissimmee, Florida 34741 (incorporated by reference to Exhibit 10.127 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.128	Form of Commercial Lease Agreement by and between La Rosa Realty Kissimmee and Horeb Legacy Investments LLC, dated December 1, 2022, for office space located at: 3040 Loopdale Lane, Kissimmee, Florida 34741(incorporated by reference to Exhibit 10.128 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.129	Form of Lease Agreement by and between Baymeadows Properties LLC and La Rosa Realty North Florida LLC dated October 1, 2020, for office space located at: 9250 Baymeadows Road, Jacksonville, Florida 32256 (incorporated by reference to Exhibit 10.129 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.130	Form of Lease Agreement by and between Epiphany Property Holdings, LLC and La Rosa Realty/the Executive Group, Inc., dated August 29, 2022, for office space located at: 1805 W. Colonial Dr., Unit C-1, Orlando, Florida 32804 (incorporated by reference to Exhibit 10.130 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.131	Form of Office Lease Agreement by and between Daia Group LLC, La Rosa Realty Georgia, LLC and Coldwell Banker Commercial Metro Brokers, dated April 6, 2021, for office space located at: 5855 Medlock Bridge Parkway, Suite 100, Alpharetta, Georgia 30022 (incorporated by reference to Exhibit 10.131 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.132	Form of Shopping Center Lease Agreement by and between Deno P. Dikeou and La Rosa Realty, LLC, dated September 9, 2016 with seven addenda, for office space located at: 626 N. Alafaya Trail, #297, Orlando, Florida 32828 (incorporated by reference to Exhibit 10.132 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.133	Form of Commercial Sublease Agreement by and Between La Rosa Realty Georgia and Carmen Delgado, dated January 1, 2024, for office space located at: 175 John W. Morrow Jr. Pkwy, Gainsville, Georgia 30501 (incorporated by reference to Exhibit 10.133 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.134	Form of Commercial Net Lease for Part of Building by and between Baez-Pavon Insurance Group LLC and La Rosa Realty LLC dated January 1, 2023, for office space located at: 3388 Magic Oak Lane, Sarasota, Florida 34232 (incorporated by reference to Exhibit 10.134 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.135	Form of Lease Agreement by and between La Rosa Realty, LLC and Narcoossee Acquisitions, LLC, dated March 22, 2017, for office space located at: 8236 Lee Vista Blvd, Suite D, Orlando, Florida 32829 (incorporated by reference to Exhibit 10.135 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.136	Form of First Amendment to Lease Agreement by and between La Rosa Realty, LLC and Narcoossee Acquisitions, LLC, dated April 1, 2017, for office space located at: 8236 Lee Vista Blvd, Suite D, Orlando, Florida 32829 (incorporated by reference to Exhibit 10.136 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.137	Form of Lease Agreement by and between the Executive Group and WCDO, LLC, dated March 10, 2014, with addenda, for office space located at: 1805 W. Colonial Dr., Unit B-1 Orlando, Florida 32804 (incorporated by reference to Exhibit 10.137 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).

10.138	Form of Amendment to Lease by and between Epiphany Property Holdings, LLC, and the Executive Group, Inc., dated June 18, 2021, for office space located at: 1805 W. Colonial Dr., Unit B-1, Orlando, Florida 32804 (incorporated by reference to Exhibit 10.138 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.139	Form of Amendment to Lease by and between Epiphany Property Holdings, LLC, and the Executive Group, Inc., dated June 18, 2021, for office space located at: 1805 W. Colonial Dr., Unit B-2, Orlando, Florida 32804 (incorporated by reference to Exhibit 10.139 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.140	Renewal letter dated March 14, 2022 to the Lease Agreement by and between La Rosa Realty, LLC and Narcoossee Acquisitions, LLC, dated March 22, 2017, for office space located at: 8236 Lee Vista Blvd, Suite D, Orlando, Florida 32829 (incorporated by reference to Exhibit 10.140 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
10.141	Director Agreement by and between Lourdes Felix and La Rosa Holdings Corp., dated April 17, 2024 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of April 19, 2024).
10.142	Membership Interest Purchase Agreement, dated April 18, 2024, by and among La Rosa Holdings Corp., La Rosa Realty Lakeland LLC and the Selling Member (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of April 24, 2024).
10.143	Leak-Out Agreement, dated April 18, 2024, between La Rosa Holdings Corp. and the Selling Member (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of April 24, 2024).
10.144	Amendment, dated April 26, 2024, to the Stock Purchase Agreement, dated March 15, 2024, between La Rosa Holdings Corp. and Selling Stockholder of La Rosa Realty California (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of April 26, 2024).
10.145	Standard Merchant Cash Advance Agreement, dated May 20, 2024, between La Rosa Holdings Corp. and Cedar Advance LLC (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of May 24, 2024).
10.146	Membership Purchase Agreement, dated May 24, 2024, by and among La Rosa Holdings, Corp., La Rosa Realty Success, LLC, and the Selling Member (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of May 24, 2024).
10.147	Leak-Out Agreement, dated May 24, 2024, between La Rosa Holdings Corp. and the Selling Member (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of May 24, 2024).
10.148	Form of 13% OID Senior Secured Promissory Note (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the SEC as of July 19, 2024).
10.149	Form of First Warrant (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the SEC as of July 19, 2024).
10.150	Form of Second Warrant (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed with the SEC as of July 19, 2024).
10.151	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of July 19, 2024).
10.152	Form of Security Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of July 19, 2024).
10.153	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of July 19, 2024).
10.154	Form of Securities Purchase Agreement by and between the Company and Brown Stone Capital Ltd. dated August 7, 2024 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of August 13, 2024).
10.155	Form of Registration Rights Agreement by and between the Company and Brown Stone Capital Ltd. dated August 7, 2024 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of August 13, 2024).
10.156	Form of Amendment No. 1 dated August 9, 2024 to the Securities Purchase Agreement by and between the Company and Brown Stone Capital Ltd. dated August 7, 2024 (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of August 13, 2024).
10.157	Form of Amendment No. 2 dated August 13, 2024 to the Securities Purchase Agreement by and between the Company and Brown Stone Capital Ltd. dated August 7, 2024 (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the SEC as of August 13, 2024).
10.158	Membership Purchase Agreement, dated August 19, 2024, by and among La Rosa Holdings, Corp., BF Prime LLC, and the Selling Member (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of August 22, 2024).
10.159	Leak-Out Agreement, dated August 19, 2024, between La Rosa Holdings Corp. and the Selling Member (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of August 22, 2024).

10.160	Form of the Amendment No. 1 dated August 20, 2024 to the Membership Interest Purchase Agreement dated as of December 28, 2023 by and among La Rosa Holdings Corp., La Rosa Realty North Florida, LLC and the NF Selling Member (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of August 22, 2024).
10.161	Form of Membership Interest Purchase Agreement dated as of August 21, 2024 by and among La Rosa Holdings Corp., Nona Title Agency LLC and the Selling Members (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of August 22, 2024).
10.162	Form of a Leak-Out Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of August 27, 2024).
10.163	Amendment No. 3 dated September 19, 2024 to Amended and Restated Employment Agreement between La Rosa Holdings Corp. and Joseph La Rosa dated April 29, 2022 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of September 20, 2024).
10.164	Form of Director Agreement by and between Siamack Alavi and La Rosa Holdings Corp., dated October 4, 2024 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of October 4, 2024).
10.165	Standard Merchant Cash Advance Agreement, dated October 7, 2024, between the Company and Arin Funding LLC (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of October 11, 2024).
10.166	Standard Merchant Cash Advance Agreement, dated October 7, 2024, between the Company and Cedar Advance LLC (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of October 11, 2024).
10.167	Form of Mediated Settlement Agreement by and among La Rosa Holdings Corp., Nona Legacy Powered by La Rosa Realty, Inc., Joseph La Rosa, and Norkis Fernandes dated October 18, 2024 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of October 24, 2024).
10.168	Form of Assignment of Capital Stock dated October 21, 2024 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of October 24, 2024).
10.169	Form of Stock Pledge Agreement by and between La Rosa Holdings Corp. and Norkis Fernandez, dated October 18, 2024 (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of October 24, 2024)
10.170	Form of Securities Purchase Agreement by and between the Company and Abri Advisors, Ltd. dated November 1, 2024 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of November 7, 2024).
10.171	Form of Registration Rights Agreement by and between the Company and Abri Advisors, Ltd. dated November 1, 2024 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of November 7, 2024).
10.172	Membership Interest Purchase Agreement by and between the Company, La Rosa Realty Premier, LLC, and the Selling Member, dated November 11, 2024 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of November 14, 2024)
10.173	Form of the Leak-Out Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of November 14, 2024)
10.174	Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.174 of the Company’s Quarterly Report on Form 10-Q filed with the SEC as of November 19, 2024).
10.175	Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan (incorporated by reference to Exhibit 10.175 of the Company’s Quarterly Report on Form 10-Q filed with the SEC as of November 19, 2024).
10.176	Form of Membership Interest Purchase Agreement, dated December 31, 2024, by and among La Rosa Holdings Corp., La Rosa Realty Beaches LLC, Baxpi Holdings LLC, and the Selling Member (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of January 7, 2025)
10.177	Form of Leak-Out Agreement, dated December 31, 2024, between La Rosa Holdings Corp. and the Selling Member (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of January 7, 2025)
10.178	Form of Warrant Redemption and Cancellation Agreement, dated January 21, 2025 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of January 22, 2025)
10.179	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
10.180	Form of Security and Pledge Agreement (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)

10.181	Form of Intellectual Property Security Agreement (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
10.182	Form of Registration Rights Agreement(incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
10.183	Form of Voting Agreement (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
10.184	Form of Guaranty (incorporated by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
10.185	Form of Lock-Up Agreement of a certain investor (incorporated by reference to Exhibit 10.7 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
10.186	Form of Lock-Up Agreement of the Chief Executive Officer of the Company (incorporated by reference to Exhibit 10.8 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
10.187#	Amendment No. 4, dated February 3, 2025, to the Amended and Restated Employment Agreement dated April 29, 2022, as amended (incorporated by reference to Exhibit 10.9 of the Company’s Current Report on Form 8-K filed with the SEC as of February 5, 2025)
10.188	Third Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan (incorporated by reference to Exhibit 10.158 of the Company’s Annual Report on Form 10-K filed with the SEC as of April 15, 2025)
10.189	Sales Agreement, dated November 22, 2024, by and between the Company and A.G.P./Alliance Global Partners (incorporated by reference to Exhibit 1.2 of the Company’s Registration Statement on Form S-3 filed with the SEC as of November 22, 2024)
10.190	Form of LR Agent Advance Commission Purchase Agreement (incorporated by reference to Exhibit 10.15 of the Company’s Quarterly Report on Form 10-Q filed with the SEC as of May 29, 2025)
10.191	Form of the Waiver Agreement, dated May 23, 2025 (incorporated by reference to Exhibit 10.16 of the Company’s Quarterly Report on Form 10-Q filed with the SEC as of May 29, 2025)
10.192	Form of Amendment and Exchange Agreement between the Company and the Investor, dated June 18, 2025 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC as of June 20, 2025)
10.193	Form of Voting Agreement between the Company and Joseph La Rosa, dated June 18, 2025 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC as of June 20, 2025)
10.194	Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan (incorporated by reference to Exhibit 10.194 of the Company’s Registration Statement on Form S-1 (File No. 333-289503) filed with the SEC as of August 11, 2025).
10.195	Form of Amendment No. 1, dated July 14, 2025, to the Amendment and Exchange Agreement, dated June 18, 2025 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2025).
10.196	Form of Exchange Agreement between the Company and the holder, signed on July 14, 2025 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 18, 2025).
10.197	Form of Exchange Agreement between the Company and Joseph La Rosa, signed on July 17, 2025 (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on July 18, 2025).
10.198	Equity Purchase Facility Agreement, dated as of August 4, 2025 (incorporated by reference to Exhibit 10.198 of the Company’s Registration Statement on Form S-1 (File No. 333-289503) filed with the SEC as of August 20, 2025).
10.199	Registration Rights Agreement, dated as of August 4, 2025 (incorporated by reference to Exhibit 10.199 of the Company’s Registration Statement on Form S-1 (File No. 333-289503) filed with the SEC as of August 20, 2025).
10.200**^	Amended and Restated Equity Purchase Facility Agreement, dated as of September 18, 2025
10.201**^	Amended and Restated Registration Rights Agreement, dated as of September 18, 2025
14.1	Code of Business Conduct and Ethics (incorporated by reference to Exhibit 14.1 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of June 14, 2022).
19.1	Amended and Restated Insider Trading Policy of La Rosa Holdings Corp. (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2024).
21.1*	List of subsidiaries
23.1*	Consent of Marcum LLP
23.2*	Consent of Sichenzia Ross Ference Carmel LLP (included in Exhibit 5.1)
24.1*	Power of Attorney
97.1	Clawback Policy (incorporated by reference to Exhibit 97.1 of the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024).
99.1	La Rosa Holdings Corp. Audit Committee Charter (incorporated by reference to Exhibit 99.5 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
99.2	La Rosa Holdings Corp. Compensation Committee Charter (incorporated by reference to Exhibit 99.6 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
99.3	La Rosa Holdings Corp. Nominating and Corporate Governance Committee Charter (incorporated by reference to Exhibit 99.7 of the Company’s Registration Statement on Form S-1 (File No. 333-264372) filed with the SEC as of April 19, 2022).
107*	Fee table

*	Previously filed
**	Filed herewith
^	Schedules and similar attachments have been omitted pursuant to Regulation S-K Item 601(a)(5). In addition, portions of this exhibit (indicated with markouts) have been redacted pursuant to Regulation S-K Item 601(b)(10)(iv).The Company agrees to furnish supplementally to the SEC, upon its request, an unredacted copy of this exhibit and a supplemental copy of any omitted schedule or attachment.
#	Management contracts or compensatory plans, contracts or arrangements.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the town of Celebration, State of Florida on the 29th day of September 2025.

LA ROSA HOLDINGS CORP.

By:	/s/ Joseph La Rosa
Joseph La Rosa
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joseph La Rosa	Founder, President, Chief Executive Officer, and Director	September 29, 2025
Joseph La Rosa	(Principal Executive Officer)

/s/ Joseph La Rosa	Interim Chief Financial Officer	September 29, 2025
Joseph La Rosa	(Chief Financial and Accounting Officer)

*	Director	September 29, 2025
Michael A. La Rosa

*	Director	September 29, 2025
Ned L. Siegel

*	Director	September 29, 2025
Lourdes Felix

*	Director	September 29, 2025
Siamack Alavi

*By:

/s/ Joseph La Rosa
Joseph La Rosa, Attorney-In-Fact